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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in Post-Effective Amendment No. 1 to the Registration Statement No. 333-49023 on Form S-8 of VF Corporation of our report dated June 14, 2002 relating to the financial statements and financial statement schedule of the VF Corporation Tax-Advantaged Savings Plan for Hourly Employees, which appears in this Form 11-K.


/s/PricewaterhouseCoopers LLP
Greensboro, North Carolina
June 27, 2002

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